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        MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
 of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                 Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

        HOUSEHOLD AUTOMOTIVE TRUST VI
         Class A Notes, Series 2000-3


1.   This Certificate relates to the            October 17, 2000
Distribution Date occurring on

2.  Series 2000-3 Information

(a)  The amount of Collected Funds with           $30,656,934.78
respect to the Collection Period was equal to

(b)  The amount of Available Funds with           $30,946,585.55
respect to the Collection Period was equal to

(c)  The  Liquidated Receivables for the             $408,470.26
Collection Period was equal to

(d)  Net Liquidation Proceeds for the                      $0.00
Collection Period was equal to
        (i) The annualized net default rate            0.449115%

(e)  The principal balance of Series 2000-3
Receivables at the beginning
        of the Collection Period was equal to    $969,963,806.46

(f)  The principal balance of Series 2000-3
Receivables on the last day
        of the Collection Period was equal to    $956,035,028.75

(g)  The aggregate outstanding  balance of the
Series 2000-3 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $28,695,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 2000-3 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $1,649,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the
Series 2000-3 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of
the
        Collection Period with respect to such       $130,000.00
Distribution Date was equal to

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(j)  The Base Servicing Fee paid on the                  ($0.00)
Distribution Date was equal to

(k)  The Principal Distributable Amount for       $13,864,175.21
the Distribution Date was equal to

(l)  The Principal Amount Available for the       $13,864,175.21
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $662,000,000.00
equal to

(n)  The Aggregate Optimal Note Principal        $621,422,768.69
Balance was equal to

(o)  The Targeted Credit Enhancement Amount      $363,293,310.93
was equal to

(p)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was                $0.38
equal to

(q)  The Targeted Reserve Account Balance was     $28,681,050.86
equal to

(r)  The Reserve Account Deposit Amount for       $11,852,012.98
the Distribution Date

(s)  The Maximum Reserve Account Deposit          $11,852,012.98
Amount for the Distribution Date

(t)  The Reserve Account Shortfall for the        $18,940,127.36
Distribution Date

(u)  The amount on deposit in the Reserve         $21,592,936.48
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was            2.258593%
equal to

(w)  The Targeted Overcollateralization Amount   $334,612,260.06
was equal to

(x)   The ending overcollateralization was       $307,899,203.96
equal to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                 32.205850%

(z)  The Weighed Average Coupon (WAC) was             18.399000%
equal to

(aa)  The Weighed Average Remaining Maturity                  61
(WAM) was equal to


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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                 $109.48913
   2.   Principal Distribution per $1,000             $101.94246
   3.   Interest Distribution per $1,000                $7.54667

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                    6.792000%
   2.   Class A-1 principal balance -            $136,000,000.00
beginning of period
   3.   Accrual convention                     Actual/360
   4.   Days in Interest Period
                                                              40
   5.   Class A-1 interest due                     $1,026,346.67
   6.   Class A-1 interest paid                    $1,026,346.67
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning   $136,000,000.00
of period
   2.  Class A-1 principal - amount due           $13,864,175.21
   3.  Class A-1 principal - amount paid          $13,864,175.21
   4.  Class A-1 principal balance - end of      $122,135,824.79
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the         18.844171%
total Notes outstanding on the Distribution
Date
   8.  Class A-1 Notes as a percentage of the         12.775246%
Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $7.73333
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $7.73333

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                   6.960000%
   2.   Class A-2 principal balance -            $158,000,000.00
beginning of period
   3.   Accrual convention                     30/360
   4.   Days in Interest Period
                                                              40
   5.   Class A-2 interest due                     $1,221,866.67
   6.   Class A-2 interest paid                    $1,221,866.67
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning   $158,000,000.00
of period
   2.  Class A-2 principal - amount due                    $0.00
   3.  Class A-2 principal - amount paid                   $0.00
   4.  Class A-2 principal balance - end of      $158,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the         24.377606%
total Notes outstanding on the Distribution
Date
   8.  Class A-2 Notes as a percentage of the         16.526591%
Pool Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage        29.301837%
of the Pool Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $7.83333
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $7.83333

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                   7.050000%
   2.    Class A-3 principal balance -           $175,000,000.00
beginning of period
   3.    Accrual convention                    30/360
   4.   Class A-3 interest due                     $1,370,833.33
   5.   Class A-3 interest paid                    $1,370,833.33
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   7.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning   $175,000,000.00
of period
   2.  Class A-3 principal - amount due                    $0.00
   3.  Class A-3 principal - amount paid                   $0.00
   4.  Class A-3 principal balance - end of      $175,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         27.000513%
total Notes outstanding on the Distribution
Date
   8.  Class A-3 Notes as a percentage of the         18.304769%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a              47.606606%
percentage of the Pool Balance on the
Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                   $7.95556
   2.   Principal Distribution per $1,000               $0.00000
   3.   Interest Distribution per $1,000                $7.95556

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                   7.160000%
   2.    Class A-4 principal balance -           $193,000,000.00
beginning of period
   3.    Accrual convention                    30/360
   4.   Class A-4 interest due                     $1,535,422.22
   5.   Class A-4 interest paid                    $1,535,422.22
   6.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   7.   Class A-4 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning   $193,000,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of      $193,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4. Notes as a percentage of the        29.777709%
total Notes outstanding on the Distribution
Date
   8.  Class A-4 Notes as a percentage of the         20.187545%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a         67.794150%
percentage of the Pool Balance on the
Distribution Date

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